UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2021, the shareholders of LifeMD Inc. (the “Company”) approved an amendment to the Company’s 2020 Equity and Incentive Plan (the “2020 Plan”) to increase the number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2021, the Company held an annual meeting of stockholders (the “Annual Meeting”). A majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting were present in person or by proxy, thereby constituting a quorum.

The matters voted upon and approved by the Company’s stockholders were:

(1)	The election of eight directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (“Proposal 1”).
(2)	The approval of an amendment to the “2020 Plan to increase the number of shares of the Company’s common stock available for issuance under the 2020 Plan by 1,500,000 shares (“Proposal 2”).
(3)	The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”).
(4)	The recommendation, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Proposal 4”).
(5)	The ratification of the selection of Friedman LLP as LifeMD’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 5”).

The following is a summary of the voting results for each matter presented to the shareholders:

Proposal 1:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Justin Schreiber	12,433,875	39,147	5,736,727
Stefan Galluppi	12,435,496	37,526	5,736,727
John R. Strawn, Jr.	10,780,081	1,692,941	5,736,727
Happy Walters	12,425,590	47,432	5,736,727
Bertrand Velge	11,009,506	1,463,516	5,736,727
Dr. Joseph V. DiTrolio	11,905,775	567,247	5,736,727
Dr. Eleanor C. Mariano	12,433,241	39,781	5,736,727
Roberto Simon	12,433,902	39,120	5,736,727

Proposal 2:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
10,378,379	1,886,624	208,019	5,736,727

Proposal 3:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,272,487	121,337	79,198	5,736,727

Proposal 4:

One Year Votes For	Two Years Votes For	Three Years Votes For	Votes Abstained	Broker Non-Votes
2,082,424	80,554	10,257,592	52,452	5,736,727

Proposal 5:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,119,574	16,276	73,899	N/A

All Proposals were approved. We have determined to hold an advisory vote every three years on executive compensation, based on our stockholders’ support for this alternative in Proposal 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated:	June 29, 2021	By:	/s/ Justin Schreiber
Justin Schreiber
Chief Executive Officer